UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22018
Nuveen Multi-Currency Short-Term Government Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND JGG NUVEEN MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME FUND JGT

High Current Income and Gains from
an Enhanced Global Debt Strategy

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities, real estate and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments, the Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight the managers’ pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Manager’s COMMENTS

Nuveen Investments Closed-End Funds	JGG, JGT

These Funds are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. The NAM taxable fixed-income team is led by Andrew Stenwall, who is responsible for developing and administering the Funds’ portfolio strategies. (For information on recent changes in the composition of the team, see the inside back cover of this report.) Mr. Stenwall, who has 20 years of industry experience, has been a Managing Director of NAM since August 2004. Here Andrew discusses the performance of the Fund during the twelve-month period ending December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

4

As a result of all these economic factors, the U.S. equity markets experienced significant turbulence during the year. As of December 31, 2008, the Dow Jones Industrial Average was down 32% , the worst single year decline since 1931. The S&P 500 Index was down 37%, its worst year since 1937. Markets across the globe, from the most developed nations like the U.S. and U.K. to developing nations like India and China, witnessed unprecedented sell-offs, resulting in equity declines last seen during The Great Depression. As the ability of corporations to access attractive financing evaporated, global economic activity, and in particular the economies of the U.S., Japan and Europe, entered their first simultaneous recessions since World War II. As economies weakened, commodities came under immense pressure. In particular, crude oil, after hitting an all time high of $147 in the middle of the year, fell roughly 70% and ended the year at levels last seen in 2004. The only exceptions were gold and a few agricultural products such as sugar and cocoa. Security price volatility, as measured in the U.S. by the Chicago Board Options Exchange Volatility Index, broke several records during the year and hit an all time high of 80.86 in November. In the closing weeks of the year, global equity markets rallied from very low bases.

Short-term interest rates in the U.S. and many other countries declined over much of 2008 in response to aggressive actions by the Federal Reserve and other central banks to stimulate economic activity. Longer-term U.S. government securities also performed well, while longer-term debt issued by U.S. and foreign corporations generally declined in value based on the perceived strength of the issuing company.

In the currency markets, the U.S. dollar generally performed well, especially when compared with many currencies from emerging market countries. The Japanese yen and many European currencies also performed relatively well.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS PERIOD?

For JGG, we continued to use an integrated, four-part investment strategy. First, we kept substantially all of the Fund’s assets invested directly, or indirectly using derivatives, in government debt securities from countries with relatively steep government debt yield curves. We continued to look for countries whose debt offered high real rates of interest (quoted rate minus inflation) and that we believed was likely to appreciate. Second, we employed a strategy that involved selling slightly out-of-the-money call options on individual or baskets of currencies or global government debt securities. Third, we invested in currency forward or futures contracts to provide long exposure to relative high-yielding currencies and short exposure to comparatively low-yielding currencies. Fourth, we employed a stop loss model and a technical indicator designed to alert us to increased levels of risks. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund’s investments to decline significantly.

In JGT, the Fund continued to invest directly in short-term government securities from countries other than the U.S., and indirectly in such non-U.S. government securities through the purchase of forward currency contracts and other derivative instruments. The investments of the Fund are denominated in, or otherwise provide exposure to, several international currencies. We also sought to enhance the returns and reduce the risk of the Fund’s portfolio

5

through a strategy that involved selling slightly out-of-the-money call options on individual or baskets of currencies or global government debt securities. This call-option strategy was limited to the U.S. dollar and the Japanese yen. As with JGG, we monitored and adjusted investments using a propriety risk reduction methodology.

HOW DID THE FUNDS PERFORM OVER THE TWELVE-MONTH PERIOD?

The performance of JGG and JGT, as well as comparative indices, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

Average Annual Total Returns on Net Asset Value
For the twelve-month period ended 12/31/08

One-Year

JGG	5.85%
Citigroup World Gov’t Bond Index[1]	9.21%

JGT	-6.01%
Citigroup Non-U.S. Dollar World Government Bond Index[2]	8.99%

For the twelve-month period ended December 31, 2008, the returns on net asset value for both Funds underperformed the Citigroup indexes shown here. It is important to note that these indexes are provided for general comparative purposes only. Both Funds employ specialized investment strategies and techniques that are not well reflected by any established, widely followed benchmark, including these Citigroup indexes. This can lead to discrepancies between the Funds’ performance and the returns of the indexes, especially in volatile or unusual markets.

1. Citigroup World Gov’t Bond Index is an unmanaged market-capitalization weighted Index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

2. The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed-income markets 20 countries as of January 1999.

In JGG, the Fund benefited from a general flight to quality which took place during the reporting period. As a result, government securities rallied. The Fund also benefitted from its exposure to higher yielding countries, such as Turkey, Brazil , Israel, New Zealand and Mexico. The Fund’s relatively longer duration, as rates declined, also contributed positively to the Fund’s overall performance. However, during the fourth quarter of 2008, when rates began to move up, the Fund was negatively impacted by its exposure to those same higher yielding countries. The Fund’s exposure to Greek bonds also negatively impacted performance during the period.

JGT’s underperformance relative to the Citigroup index was due in large part to the index’s higher concentrations in the Japanese yen and European currencies than the Fund. Those currencies generally performed better over this period than many of the currencies to which the Fund had exposure. In particular, the Fund was negatively impacted by the strengthening of the U.S. dollar during the year in relation to the Fund’s holdings in emerging markets such as Mexico, Turkey and Brazil, especially when these currencies began to trade off during the fourth quarter of 2008. The Fund’s comparative performance also was negatively impacted by its relatively shorter duration when compared to the Citigroup index.

6

Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund reduced its quarterly distribution to shareholders once during the course of 2008. Some of the factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

7

The following table provides information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/08	JGG	JGT

Inception date	6/27/06	4/25/07
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.82	$1.18
From short-term capital gains	0.00	0.00
From long-term capital gains	0.00	0.02
From return of capital	0.77	0.53

Total per share distribution	$1.59	$1.73

Distribution rate on NAV	8.83%	10.48%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	5.85%	-6.01%
Since inception on NAV	6.09%	1.70%

Including retained gain tax credit/refund[3]:
1-Year on NAV	N/A	-6.01%
Since inception on NAV	N/A	2.18%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

3 JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, JGG and JGT have repurchased 25,900 and 271,500 common shares, respectively, representing approximately 0.3% and 0.6%, respectively, of each Fund’s total common shares outstanding. Common shares for JGG and JGT were repurchased at a weighted average discount and a weighted average purchase price per share of 17.24% and 25.50% and $14.54 and $11.96, respectively.

As of December 31, 2008, the Funds’ shares were trading relative to their NAVs as shown in the accompanying table.

	12/31/08	12-Month Average
	Discount	Discount

JGG	-11.50%	-11.10%
JGT	-15.81%	-13.98%

8

Fund Snapshot
Share Price	$15.93

Net Asset Value	$18.00

Premium/(Discount) to NAV	-11.50%

Current Distribution Rate[1]	9.79%

Net Assets ($000)	$167,522

Weighted Average Rating[3]	AA-

Average Annual
Total Return
(Inception 6/27/06)
	On Share
	Price	On NAV
1-Year	7.38%	5.85%

Since Inception	-0.23%	6.09%

JGG Performance OVERVIEW	Nuveen Global Government Enhanced Income Fund as of December 31, 2008

Credit Quality2

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	The ratings represent the ratings on the Fund’s portfolio of direct and synthetic investments in long-term sovereign debt securities of foreign governments.

3	Weighted Average Rating is calculated based on the Fund’s total investment exposure (direct and synthetic) in each country’s long-term sovereign debt securities.

9

Fund Snapshot
Share Price	$13.90

Net Asset Value	$16.51

Premium/(Discount) to NAV	-15.81%

Current Distribution Rate[1]	10.85%

Net Assets ($000)	$729,813

Weighted Average Rating[5]	A-

Average Annual
Total Return
(Inception 4/25/07)
	On Share
	Price	On NAV
1-Year	-8.32%	-6.01%

Since Inception	-9.48%	1.70%

Average Annual
Total Return[4]
(Including retained gain
tax credit/refund)
	On Share
	Price	On NAV
1-Year	-8.32%	-6.01%

Since Inception	-8.98%	2.18%

JGT Performance OVERVIEW	Nuveen Multi-Currency Short-Term Government Income Fund as of December 31, 2008

Credit Quality2

2007-2008 Distributions Per Share3

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the ratings on the Fund’s portfolio of direct and synthetic investments in short-term sovereign debt securities of foreign governments.
3	The Fund paid shareholders capital gains distributions in December 2007 of $0.2137 per share.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.
5	Weighted Average Rating is calculated based on the Fund’s total investment exposure (direct and synthetic) in each country’s short-term sovereign debt securities.

10

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND NUVEEN MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME FUND

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund (the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2009

11

JGG	Nuveen Global Government Enhanced Income Fund Portfolio of INVESTMENTS
December 31, 2008

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 14.0% (3)

		Colombia – 6.9%

23,500,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	$11,543,278

		Greece – 3.7%

5,700	EUR	Hellenic Republic	4.600%	9/20/40	A	6,266,182
		Turkey – 3.4%

5,200	USD	Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	5,655,000

		Total Sovereign Debt (cost $25,879,437)				23,464,460

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. Government and Agency Obligations – 16.1%

$10,250		U.S. Treasury Bonds (5)	9.000%	11/15/18	AAA	$15,834,651
17,200		U.S. Treasury Securities, STRIPS (P/O)	0.000%	11/15/21	AAA	11,165,518

$27,450		Total U.S. Government and Agency Obligations (cost $24,564,159)				27,000,169

Principal
Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 67.1% (4)

		Sovereign Debt – 5.2%

		Hungary – 4.0%

1,295,000	HUF	Republic of Hungary, Treasury Bill	0.000%	3/04/09	N/R	$6,675,987
		Netherlands – 1.2%

1,400	EUR	Dutch Treasury Certificate	0.000%	3/31/09	N/R	1,938,838

		Total Sovereign Debt				8,614,825

		U.S. Government and Agency Obligations – 60.4%

$8,250		Federal Home Loan Banks, Discount Notes	0.000%	1/05/09	AAA	8,249,588
5,000		Federal Home Loan Banks, Discount Notes	0.000%	1/07/09	AAA	4,998,333
10,000		Federal Home Loan Banks, Discount Notes	0.000%	1/12/09	AAA	9,998,839
3,500		Federal Home Loan Banks, Discount Notes	0.000%	1/13/09	AAA	3,499,475
5,000		Federal Home Loan Banks, Discount Notes	0.000%	1/15/09	AAA	4,999,028
2,000		Federal Home Loan Banks, Discount Notes	0.000%	1/27/09	AAA	1,998,729
7,000		Federal Home Loan Banks, Discount Notes	0.000%	2/02/09	AAA	7,000,091
5,000		Federal Home Loan Banks, Discount Notes	0.000%	2/03/09	AAA	5,000,065
2,000		Federal Home Loan Banks, Discount Notes	0.000%	2/04/09	AAA	1,999,490
10,000		Federal Home Loan Banks, Discount Notes	0.000%	2/17/09	AAA	10,000,190
5,000		Federal Home Loan Banks, Discount Notes	0.000%	2/18/09	AAA	4,992,800
10,000		Federal Home Loan Banks, Discount Notes	0.000%	3/11/09	AAA	9,999,150
8,000		Federal Home Loan Banks, Discount Notes	0.000%	3/16/09	AAA	7,999,272
2,070		Federal Home Loan Banks, Discount Notes	0.000%	3/31/09	AAA	2,069,772
8,000		Federal Home Loan Banks, Discount Notes (5)	0.000%	4/02/09	AAA	7,997,504
3,475		Federal Home Loan Banks, Discount Notes	0.000%	5/04/09	AAA	3,472,352
3,000		Federal Home Loan Banks, Discount Notes	0.000%	5/15/09	AAA	2,997,507
4,000		Federal National Mortgage Association	0.000%	2/17/09	AAA	4,000,076

101,295		Total U.S. Government and Agency Obligations				101,272,261

		Repurchase Agreements – 1.5%

$2,437		Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $2,437,429, collateralized by $2,490,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $2,486,265	0.010%	1/02/09	N/A	2,437,428

		Total Short-Term Investments (cost $111,959,154)				112,324,514

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		Put		Call
		Notional		Notional		Expiration	Strike
Type	Counterparty	Amount		Amount (7)		Date	Price	Value
	Put Options – 0.2%

Currency Option	Goldman Sachs	5,000,000	USD	60,000,000	MXN	6/12/09	12.000 MXN	$130,180
Currency Option	Morgan Stanley	8,700,000	EUR	11,395,260	USD	3/17/09	1.310 USD	254,760

	Total Put Options (cost $348,149)							384,940

	Total Investments (cost $162,750,899) – 97.4%							163,174,083

		Put		Call
		Notional		Notional		Expiration	Strike
Type	Counterparty	Amount (8)		Amount		Date	Price	Value
	Call Options Written – (0.1)%

Currency Option	Goldman Sachs	(102,800,000)	MXN	(5,000,000)	USD	6/12/09	20.560 MXN	$(140,375)
Currency Option	Morgan Stanley	(13,689,450)	USD	(8,700,000)	EUR	3/17/09	1.574 USD	(88,222)

	Total Call Options Written (premiums received $348,149)							(228,597)

			Pay/Receive
		Floating Rate	Floating	Expiration	Notional
Description	Counterparty	Index	Rate	Date	Amount	Premium	Value
	Put Swaptions Written – (0.3%)
OTC-10-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR-BBA	TBD	1/20/09	(16,500,000) USD	(377,850) USD	$(484,737)

	Total Put Swaptions Written (premiums received $377,850)						(484,737)

			Pay/Receive
		Floating Rate	Floating	Expiration	Notional
Description	Counterparty	Index	Rate	Date	Amount	Premium	Value
	Call Swaptions Written – (0.1%)
OTC-10-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR-BBA	TBD	1/20/09	(16,500,000) USD	(377,850) USD	$(182,100)

	Total Call Swaptions Written (premiums received $377,850)						(182,100)

	Other Assets Less Liabilities – 3.1%						5,243,504

	Net Assets – 100%						$167,522,153

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JGG	Nuveen Global Government Enhanced Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2008:
					Unrealized
Currency					Appreciation
Contracts to	Amount	In Exchange	Amount	Settlement	(Depreciation)
Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Australian Dollar	1,754,139	U.S. Dollar	1,130,104	2/09/09	$(88,194)
Australian Dollar	1,700,000	U.S. Dollar	1,181,033	2/09/09	335
Brazilian Real	15,055,500	U.S. Dollar	6,320,529	1/05/09	(135,517)
Canadian Dollar	740,000	U.S. Dollar	584,890	2/09/09	(14,299)
Canadian Dollar	3,609,750	U.S. Dollar	2,933,182	2/22/09	10,102
Canadian Dollar	1,300,000	U.S. Dollar	1,079,300	2/27/09	26,369
Colombian Peso	8,212,500,000	U.S. Dollar	3,484,302	2/06/09	(148,759)
Colombian Peso	5,725,350,000	U.S. Dollar	2,443,598	2/06/09	(89,193)
Euro	4,629,931	U.S. Dollar	6,364,905	1/22/09	(65,998)
Euro	5,000,000	U.S. Dollar	6,874,750	1/22/09	(70,173)
Euro	6,819	U.S. Dollar	9,832	3/31/09	380
Euro	1,393,180	U.S. Dollar	2,005,901	3/31/09	74,721
Japanese Yen	121,400,880	U.S. Dollar	1,200,000	1/09/09	(139,335)
New Zealand Dollar	1,287,105	U.S. Dollar	800,000	1/09/09	48,300
New Zealand Dollar	2,000,000	U.S. Dollar	1,171,454	2/27/09	10,954
Singapore Dollar	8,843,700	U.S. Dollar	6,006,520	1/22/09	(128,239)
Swiss Franc	6,948,675	U.S. Dollar	6,055,490	1/22/09	(474,283)
U.S. Dollar	3,300,000	Brazilian Real	7,854,000	1/05/09	67,924
U.S. Dollar	3,000,000	Brazilian Real	7,201,500	1/05/09	88,122
U.S. Dollar	450,000	Mexican Peso	5,534,100	1/09/09	(50,949)
U.S. Dollar	108,807	New Zealand Dollar	205,416	1/09/09	11,161
U.S. Dollar	4,352,662	South African Rand	43,883,537	1/15/09	379,359
U.S. Dollar	3,161,358	Turkish Lira	4,922,235	1/15/09	11,479
U.S. Dollar	1,519,757	Mexican Peso	20,500,000	1/22/09	(48,326)
U.S. Dollar	1,515,712	Mexican Peso	20,500,000	1/22/09	(44,281)
U.S. Dollar	6,240,622	Brazilian Real	15,055,500	2/03/09	141,689
U.S. Dollar	2,347,243	Australian Dollar	3,454,139	2/09/09	51,753
U.S. Dollar	5,958,270	Australian Dollar	9,000,000	2/19/09	286,818
U.S. Dollar	1,549,592	Philippine Peso	79,680,000	3/04/09	116,142
U.S. Dollar	1,487,460	Indian Rupee	78,880,000	3/05/09	122,500

					$(49,438)

Interest Rate Swaps outstanding at December 31, 2008:
							Unrealized
		Fund			Fixed Rate		Appreciation
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	(Depreciation)
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(U.S. Dollars)
Barclays Bank PLC	107,000,000 NOK	Pay	6-Month NOK-NIBOR-NIBR	4.400%	Annually	12/23/18	$(219,519)
Citigroup Inc.	9,427,664 USD	Receive	3-Month USD-LIBOR-BBA	0.000	N/A	11/15/21	(2,149,381)
Credit Suisse	11,000,000 NZD	Pay	3-Month NZD-BBR-FRA	7.240	Semi-Annually	7/11/18	1,254,870
Deutsche Bank AG	58,100,000 ILS	Pay	3-Month TELBOR	4.660	Annually	12/24/18	26,997
Goldman Sachs	9,900,000 GBP	Pay	6-Month GBP-LIBOR-BBA	3.605	Semi-Annually	12/19/18	167,251
HSBC	34,000,000 ILS	Pay	3-Month TELBOR	5.760	Annually	11/21/17	303,236
JPMorgan	80,750,000 PLN	Receive	6-Month PLN-WIBOR-WIBO	4.400	Annually	12/23/13	(164,822)
JPMorgan	190,000,000 MXN	Pay	28-Day MXN-TIIE	8.480	28-Day	1/03/18	158,689
Morgan Stanley	2,100,000,000 JPY	Pay	6-Month JPY-LIBOR-BBA	2.116	Semi-Annually	7/13/17	1,928,852
RBC	17,000,000 CAD	Pay	3-Month CAD-BA-CDOR	4.243	Semi-Annually	5/07/18	2,239,843
UBS	11,500,000 NZD	Pay	3-Month NZD-BBR-FRA	7.620	Semi-Annually	11/28/17	1,317,704

							$4,863,720

14

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor”) or Moody’s Investor Service, Inc. (“Moody”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.
(4)	Substantially all of the Fund’s Short-Term Investments may be used as collateral for investments in derivatives.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(7)	Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.
(8)	Put Notional Amount is calculated by multiplying the Call Notional Amount by the Strike Price.
N/A	Not applicable.
N/R	Not Rated.
P/O	Principal only security.
OTC	Over-The-Counter market transaction.
TBD	To be determined. The payer of the floating rate will be determined once the swaption has been exercised.
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
USD	United State Dollar
CAD-BA-CDOR	Canadian Bankers Acceptance Dealer Offered Rate
GBP-LIBOR-BBA	British Pound-London Inter-Bank Offered Rate-British Bankers’ Association
JPY-LIBOR-BBA	Japanese Yen-London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NOK-NIBOR-NIBR	Norwegian Krone-Norwegian Inter-Bank Offered Rate
NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement
TELBOR	Tel Aviv Inter-Bank Offered Rate
USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate-British Bankers’ Association
PLN-WIBOR-WIBO	Polish Zloty-Warsaw Inter-Bank Offered Rate
See accompanying notes to financial statements.

15

JGT	Nuveen Multi-Currency Short-Term Government Income Fund Portfolio of INVESTMENTS
December 31, 2008

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed Securities – 5.2%
		Auto – 3.4%
$778		Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B	1.260%	5/15/11	AAA	$745,198
3,291		Capital Auto Receivables Asset Trust, Series 2008-A2B	1.900%	9/15/10	AAA	3,234,380
4,620		Fifth Third Auto Trust 2008-1a-2B	2.445%	2/15/11	AAA	4,527,906
2		Ford Credit Auto Owner Trust, Asset Backed Notes, Class A2A, Series 2006C	5.290%	12/15/09	AAA	1,482
2,962		Ford Credit Auto Owners Trust 2008B-A2	2.400%	12/15/10	AAA	2,890,723
720		Harley-Davidson Motorcycle Trust 2006-3 Class A3	5.240%	1/15/12	AAA	716,298
40		Harley-Davidson Motorcycle Trust, Series 2007-2A2	5.260%	12/15/10	AAA	39,650
1,033		Nissan Auto Receivables Owner Trust 2006-CA3	5.440%	4/15/10	AAA	1,032,894
727		Nissan Auto Receivables Owner Trust, Series 2008-A2	1.700%	5/17/10	AAA	717,557
3,000		Nissan Auto Receivables Owners Trust 2008-C	3.037%	12/15/09	AAA	3,002,574
8,000		Volkswagen Auto Loan Enhanced Trust, 2008-2. Class A1 (3)	2.360%	1/20/10	A-1+	8,000,000

25,173		Total Autos				24,908,662

		Credit Cards – 0.2%

1,000		MBNA Credit Card Master Note Trust, Class A4, Series 2006	1.190%	9/15/11	AAA	985,753

		Other – 1.6%
3,765		NelNet Student Loan Trust 2008-4 Class A1	4.070%	4/27/15	AAA	3,686,038
4,524		SLM Student Loan Trust 2007-7 Class A1	3.675%	10/25/12	AAA	4,362,022
2,000		SLM Student Loan Trust 2008-6 Class A1	3.940%	10/27/14	AAA	1,935,721
1,768		SLM Student Loan Trust, Series 2008-1, Class A1	3.785%	7/25/13	AAA	1,714,764

12,057		Total Other				11,698,545

$38,230		Total Asset-Backed Securities (cost $38,225,880)				37,592,960

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 31.4%
		Colombia – 6.1%
96,585,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	$44,519,441
		Hungary – 6.6%
9,500,000	HUF	Republic of Hungary, Treasury Bill	6.750%	4/12/10	BBB	48,194,532
		Norway – 2.6%
130,000	NOK	Norwegian Government Bond	5.500%	5/15/09	AAA	18,657,184
		Peru – 1.0%
20,000	PEN	Republic of Peru	12.250%	8/10/11	BBB–	7,159,739
		Turkey – 15.1%
10,000	TRY	Republic of Turkey, Government Bond	14.000%	1/19/11	BB–	6,213,152
164,000	TRY	Republic of Turkey, Government Bond	16.000%	3/07/12	N/R	104,339,488

174,000	TRY	Total Turkey				110,552,640

		Total Sovereign Debt (cost $261,064,438)				229,083,536

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		U.S. Government and Agency Obligations – 1.3%
$9,500		U.S. Treasury Notes	1.750%	11/15/11	Aaa	$9,719,669

$9,500		Total U.S. Government and Agency Obligations (cost $9,593,258)				9,719,669

16

Principal
Amount(000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 56.9%
		Sovereign Debt – 17.1%
		Brazil – 1.2%
1,835	BRL	Letra De Tesouro Nacional	0.000%	1/01/09	N/R	$786,879
20,102	BRL	Letra De Tesouro Nacional (DD, Settling 1/02/09)	0.000%	10/01/09	N/R	7,896,759
21,937	BRL	Total Brazil				8,683,638

		France – 1.8%
9,500	EUR	Republic of France, Discount Treasury Bill	0.000%	2/26/09	N/R	13,168,009

		Hungary – 6.3%
8,971,000	HUF	Republic of Hungary, Treasury Bill	0.000%	3/04/09	N/R	46,247,322

		Iceland – 0.9%
820,000	ISK	Republic of Iceland, Treasury Obligations	8.500%	6/12/09	BBB+	6,563,392
		Malaysia – 0.8%
6,000	USD	Republic of Malaysia	8.750%	6/01/09	A–	6,125,286
		Mexico – 1.2%
119,670	MXN	Mexican Treasury Bills	0.000%	2/12/09	N/R	8,563,585

		Netherlands – 1.3%
7,000	EUR	Dutch Treasury Certificate	0.000%	3/31/09	N/R	9,694,189
		United Kingdom – 3.6%
17,960	GBP	United Kingdom, Treasury Bill	4.000%	3/07/09	N/R	25,968,358

		Total Sovereign Debt				125,013,779
		U.S. Government and Agency Obligations – 39.3%
$4,000		Federal Home Loan Banks, Discount Notes (7)	0.000%	1/02/09	AAA	3,999,724
25,000		Federal Home Loan Banks, Discount Notes	0.000%	1/05/09	AAA	24,994,444
8,000		Federal Home Loan Banks, Discount Notes	0.000%	1/06/09	AAA	7,999,922
5,000		Federal Home Loan Banks, Discount Notes	0.000%	1/09/09	AAA	4,996,911
37,290		Federal Home Loan Banks, Discount Notes	0.000%	1/12/09	AAA	37,263,224
31,000		Federal Home Loan Banks, Discount Notes	0.000%	1/15/09	AAA	30,979,505
20,000		Federal Home Loan Banks, Discount Notes	0.000%	1/26/09	AAA	19,987,500
2,000		Federal Home Loan Banks, Discount Notes	0.000%	1/27/09	AAA	1,998,729
12,500		Federal Home Loan Banks, Discount Notes	0.000%	2/06/09	AAA	12,466,125
17,000		Federal Home Loan Banks, Discount Notes	0.000%	2/18/09	AAA	16,975,520
10,000		Federal Home Loan Banks, Discount Notes	0.000%	2/26/09	AAA	10,000,230
10,000		Federal Home Loan Banks, Discount Notes	0.000%	3/02/09	AAA	9,999,260
15,000		Federal Home Loan Banks, Discount Notes	0.000%	3/10/09	AAA	14,998,740
15,000		Federal Home Loan Banks, Discount Notes	0.000%	3/12/09	AAA	14,998,710
8,000		Federal Home Loan Banks, Discount Notes	0.000%	3/17/09	AAA	7,999,264
7,000		Federal Home Loan Banks, Discount Notes	0.000%	3/31/09	AAA	6,999,230
27,000		Federal Home Loan Banks, Discount Notes	0.000%	4/02/09	AAA	26,991,576
5,000		Federal Home Loan Banks, Discount Notes	0.000%	5/15/09	AAA	4,995,845
3,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	1/06/09	AAA	2,999,792
25,000		Federal National Mortgage Association	0.000%	2/02/09	AAA	24,988,889
286,790		Total U.S. Government and Agency Obligations				286,633,140
		Repurchase Agreements – 0.5%
$4,005		Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $4,005,478, collateralized by $4,095,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $4,088,858	0.010%	1/02/09	N/A	4,005,476

		Total Short-Term Investments (cost $428,915,409)				415,652,395

17

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

		Put	Call
		Notional	Notional		Expiration	Strike
Type	Counterparty	Amount	Amount (5)		Date	Price	Value
	Put Options – 0.3%
Currency Option	Goldman Sachs	70,000,000 USD	840,000,000 MXN		6/12/09	12.000 MXN	1,822,520

	Total Put Options (cost $1,951,587)						1,822,520

	Total Investments (cost $739,750,572) – 95.1%						693,871,080

		Put	Call
		Notional	Notional		Expiration	Strike
Type	Counterparty	Amount (6)	Amount		Date	Price	Value
	Call Options Written – (0.3)%
Currency Option	Goldman Sachs	(1,439,200,000) MXN	(70,000,000	) USD	6/12/09	20.560 MXN	$(1,965,250)

	Total Call Option Written (premiums received $1,951,587)						(1,965,250)

	Other Assets Less Liabilities – 5.2%						37,907,053

	Net Assets – 100%						$729,812,883

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2008:
					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local currency)	Currency	(Local currency)	Date	(U.S. Dollars)
Brazilian Real	80,000,000	U.S. Dollar	33,613,445	1/05/09	$(691,872)
Brazilian Real	87,317,500	U.S. Dollar	36,688,025	1/05/09	(755,157)
Brazilian Real	16,014,876	U.S. Dollar	6,503,503	10/01/09	111,001
Brazilian Real	2,085,124	U.S. Dollar	817,696	10/01/09	(14,603)
Colombian Peso	6,685,325,061	U.S. Dollar	2,843,609	2/06/09	(113,857)
Euro	9,466,316	U.S. Dollar	13,006,718	2/26/09	(125,538)
Euro	33,684	U.S. Dollar	48,205	2/26/09	1,476
Euro	34,099	U.S. Dollar	49,168	3/31/09	1,901
Euro	6,965,902	U.S. Dollar	10,029,506	3/31/09	373,605
Hong Kong Dollar	385,250,000	U.S. Dollar	49,930,661	5/06/10	166,606
Iceland Krona	799,072,027	U.S. Dollar	9,237,827	6/12/09	2,859,541
Israeli Shekel	53,256,000	U.S. Dollar	13,363,445	2/06/09	(716,976)
Japanese Yen	1,856,900,000	U.S. Dollar	20,452,693	1/09/09	(33,252)
Pound Sterling	18,000,000	U.S. Dollar	27,631,080	1/22/09	1,763,916
Turkish Lira	63,372,004	U.S. Dollar	40,701,351	1/15/09	(147,784)
U.S. Dollar	35,000,000	Brazilian Real	83,300,000	1/05/09	720,412
U.S. Dollar	35,000,000	Brazilian Real	84,017,500	1/05/09	1,028,088
U.S. Dollar	20,000,000	Japanese Yen	1,856,900,000	1/09/09	485,945
U.S. Dollar	9,960,443	South African Rand	100,720,000	1/15/09	900,329
U.S. Dollar	42,789,682	South African Rand	432,924,610	1/15/09	3,893,158
U.S. Dollar	9,955,366	South African Rand	100,370,000	1/15/09	867,665
U.S. Dollar	25,000,000	Mexican Peso	333,225,000	1/16/09	(1,031,362)
U.S. Dollar	25,000,000	Mexican Peso	333,437,500	1/16/09	(1,016,077)
U.S. Dollar	19,842,761	Mexican Peso	267,659,000	1/22/09	(630,973)
U.S. Dollar	19,789,945	Mexican Peso	267,659,000	1/22/09	(578,157)
U.S. Dollar	12,300,950	Chilean Peso	8,420,000,000	1/28/09	835,754
U.S. Dollar	36,216,300	Brazilian Real	87,317,500	2/03/09	799,236
U.S. Dollar	33,188,135	Brazilian Real	80,000,000	2/03/09	725,374
U.S. Dollar	5,000,000	Colombian Peso	11,880,000,000	2/06/09	255,496
U.S. Dollar	4,000,000	Colombian Peso	9,592,000,000	2/06/09	243,326
U.S. Dollar	5,000,000	Colombian Peso	11,890,000,000	2/06/09	259,920
U.S. Dollar	14,000,000	Israeli Shekel	53,256,000	2/06/09	80,421
U.S. Dollar	10,000,000	Indonesian Rupiah	118,000,000,000	2/13/09	603,338
U.S. Dollar	2,433,469	Indonesian Rupiah	26,975,000,000	2/13/09	(9,528)
U.S. Dollar	13,000,000	Philippine Peso	647,920,000	2/13/09	565,069
U.S. Dollar	13,000,000	Indian Rupee	634,660,000	2/17/09	(30,361)
U.S. Dollar	14,146,672	Indonesian Rupiah	166,860,000,000	2/17/09	827,943
U.S. Dollar	9,930,000	Australian Dollar	15,000,000	2/19/09	478,481
U.S. Dollar	13,240,600	Australian Dollar	20,000,000	2/19/09	637,374
U.S. Dollar	15,844,800	Australian Dollar	24,000,000	2/19/09	808,769
U.S. Dollar	26,520,000	Australian Dollar	40,000,000	2/19/09	1,235,949
U.S. Dollar	13,243,000	Australian Dollar	20,000,000	2/19/09	634,974
U.S. Dollar	19,881,300	Australian Dollar	30,000,000	2/19/09	935,662

18

Forward Foreign Currency Exchange Contracts (Continued)
					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(local currency)	Currency	(local currency)	Date	(U.S. Dollars)
U.S. Dollar	10,969,000	New Zealand Dollar	20,000,000	2/27/09	$635,998
U.S. Dollar	21,741,440	New Zealand Dollar	40,000,000	2/27/09	1,468,556
U.S. Dollar	16,390,500	New Zealand Dollar	30,000,000	2/27/09	1,016,997
U.S. Dollar	32,676,000	New Zealand Dollar	60,000,000	2/27/09	2,138,994
U.S. Dollar	13,564,372	Philippine Peso	697,480,000	3/04/09	1,016,654
U.S. Dollar	12,988,874	Indian Rupee	688,800,000	3/05/09	1,069,703
U.S. Dollar	50,000,000	Hong Kong Dollar	385,250,000	5/06/10	(235,945)

					$24,316,189

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(5)	Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.
(6)	Put Notional Amount is calculated by multiplying the Call Notional Amount by the Strike Price.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
N/A	Not applicable.
N/R	Not rated.
DD	Portion of investment purchased on a delayed delivery basis.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ISK	Iceland Krona
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian New Sol
TRY	New Turkish Lira
USD	United States Dollar
See accompanying notes to financial statements.

19

Statement of ASSETS & LIABILITIES
December 31, 2008

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Assets
Investments, at value (cost $50,791,745 and $310,835,163, respectively)	$50,849,569	$278,218,685
Short-term investments, at value (cost $111,959,154 and $428,915,409, respectively)	112,324,514	415,652,395
Cash denominated in foreign currencies (cost $0 and $45,328, respectively)	—	45,278
Cash in other banks	—	4,319,552
Unrealized appreciation on forward foreign currency exchange contracts	1,448,108	30,447,631
Unrealized appreciation on interest rate swaps	7,238,753	—
Receivables:
Due from broker (net of amounts uncollectible of $135,899 and $0, respectively)	884,022	—
Interest	693,699	14,127,965
Other assets	772	12,561

Total assets	173,439,437	742,824,067

Liabilities
Cash overdraft	766,323	—
Cash overdraft denominated in foreign currencies (cost $163,522 and $0, respectively)	172,992	—
Call options written, at value (premiums received $348,149 and $1,951,587, respectively)	228,597	1,965,250
Call swaptions written, at value (premiums received $377,850 and $0, respectively)	182,100	—
Put swaptions written, at value (premiums received $377,850 and $0, respectively)	484,737	—
Unrealized depreciation on forward foreign currency exchange contracts	1,497,546	6,131,442
Unrealized depreciation on interest rate swaps	2,375,033	—
Payables:
Due to broker	—	3,164,552
Investment purchased	—	786,797
Accrued expenses:
Management fees	127,337	540,341
Other	82,619	422,802

Total liabilities	5,917,284	13,011,184

Net assets	$167,522,153	$729,812,883

Shares outstanding	9,304,710	44,196,293

Net asset value per share outstanding	$18.00	$16.51

Net assets consist of:

Shares, $.01 par value per share	$93,047	$441,963
Paid-in surplus	166,418,068	833,380,435
Undistributed (Over-distribution of) net investment income	(2,268,059)	(4,990,247)
Accumulated net realized gain (loss) from investments, foreign currency, options/swaptions written and derivative transactions	(2,165,792)	(76,436,773)
Net unrealized appreciation (depreciation) of investments, foreign currency, options/swaptions written and derivative transactions	5,444,889	(22,582,495)

Net assets	$167,522,153	$729,812,883

See accompanying notes to financial statements.

20

Statement of OPERATIONS
Year Ended December 31, 2008

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Investment Income	$9,104,186	$56,342,865

Expenses
Management fees	1,508,303	7,229,216
Shareholders’ servicing agent fees and expenses	319	261
Custodian’s fees and expenses	144,263	1,090,092
Trustees’ fees and expenses	3,606	16,252
Professional fees	42,860	82,085
Shareholders’ reports – printing and mailing expenses	27,917	117,827
Stock exchange listing fees	9,433	15,822
Investor relations expense	32,453	77,823
Other expenses	5,791	10,542

Total expenses before custodian fee credit	1,774,945	8,639,920
Custodian fee credit	(5,001)	(6,834)

Net expenses	1,769,944	8,633,086

Net investment income	7,334,242	47,709,779

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	734,246	4,405,482
Call options written	—	377,422
Call swaptions written	(1,401,993)	—
Forwards	(2,332,379)	(49,903,987)
Futures	1,528,227	—
Swaps	289,839	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,914,532)	(75,909,339)
Call options written	119,552	(13,663)
Call swaptions written	(29,516)	—
Forwards	505,475	24,412,594
Put options written	(106,887)	—
Swaps	5,696,329	—

Net realized and unrealized gain (loss)	2,088,361	(96,631,491)

Net increase (decrease) in net assets from operations	$9,422,603	$(48,921,712)

See accompanying notes to financial statements.

21

Statement of CHANGES in NET ASSETS

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
				For the Period
				May 25, 2007
				(commencement of
	Year Ended	Year Ended	Year Ended	operations) through
	12/31/08	12/31/07	12/31/08	December 31, 2007
Operations
Net investment income	$7,334,242	$7,145,190	$47,709,779	$31,436,443
Net realized gain (loss) from:
Investments and foreign currency (net of federal corporate income taxes of $0 and $0, and $0 $6,650,000 on long-term capital gains retained, respectively)	734,246	5,077,087	4,405,482	9,753,110
Call options written	—	—	377,422	3,398,448
Call swaptions written	(1,401,993)	1,979,340	—	—
Forwards	(2,332,379)	(4,698,702)	(49,903,987)	6,650,081
Futures	1,528,227	—	—	—
Swaps	289,839	1,266,000	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,914,532)	1,918,581	(75,909,339)	29,024,318
Call options written	119,552	—	(13,663)	—
Call swaptions written	(29,516)	(13,411)	—	—
Forwards	505,475	(549,423)	24,412,594	(96,405)
Put options written	(106,887)	—	—	—
Swaps	5,696,329	(5,484,020)	—	—

Net increase (decrease) in net assets from operations	9,422,603	6,640,642	(48,921,712)	80,165,995

Distributions to Shareholders
From net investment income	(7,621,795)	(11,255,340)	(52,281,556)	(36,390,648)
From accumulated net realized gains	—	(91,105)	(1,027,862)	(33,203,731)
Tax return of capital	(7,203,774)	(3,742,116)	(23,529,647)	—

Decrease in net assets from distributions to shareholders	(14,825,569)	(15,088,561)	(76,839,065)	(69,594,379)

Capital Share Transactions
Proceeds from sale of shares, net of offering costs adjustments	—	—	(6,968)	845,012,698
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	1,156,983	—	3,148,643
Cost of shares repurchased	(377,088)	—	(3,252,413)	—

Net increase (decrease) in net assets from capital share transactions	(377,088)	1,156,983	(3,259,381)	848,161,341

Net increase (decrease) in net assets	(5,780,054)	(7,290,936)	(129,020,158)	858,732,957
Net assets at the beginning of period	173,302,207	180,593,143	858,833,041	100,084

Net assets at the end of period	$167,522,153	$173,302,207	$729,812,883	$858,833,041

Undistributed (Over-distribution of) net investment income at the end of period	$(2,268,059)	$(2,869,640)	$(4,990,247)	$(23,268,098)

See accompanying notes to financial statements.

22

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Prior to the commencement of operations, Multi-Currency Short-Term Government Income (JGT) had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), the recording of the organization expenses ($11,000) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Global Government Enhanced Income’s (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund intends to pursue its investment objectives primarily by investing in global government debt securities directly, or indirectly by investing in debt related derivative instruments. In addition, the Fund will employ an option strategy and a currency strategy.

Multi-Currency Short-Term Government Income’s (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund seeks to achieve its investment objective by investing directly in short-term international (non-U.S.) government securities and indirectly in short-term international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments relating to such short-term international government securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of fixed-income securities, short-term international (non-U.S.) government securities and derivative instruments are generally provided by an independent pricing service approved by each Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds’, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by an independent pricing service approved by each Fund’s Board of Trustees. Exchange traded options are valued on last price or the average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. Repurchase agreements are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, Multi-Currency Short-Term Government Income (JGT) had outstanding when-issued/delayed delivery purchase commitments of $786,797. There were no outstanding purchase commitments in Global Government Enhanced Income (JGG).

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

23

Notes to FINANCIAL STATEMENTS (continued)

Income Taxes
Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains. The Funds had no retained capital gains for the tax year ended December 31, 2008. For the tax year ended December 31, 2007, Multi-Currency Short-Term Government Income (JGT) retained $19,000,000 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $6,650,000 the net of which has been reclassified to Paid-in surplus. Global Government Enhanced Income (JGG) did not elect to retain realized long-term capital gains during the tax year ended December 31, 2007.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

Each Fund intends to make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by each Fund’s Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000 for Multi-Currency Short-Term Government Income (JGT)) and pay all offering costs (other than the sales load) that exceed $.04 per share. Multi-Currency Short-Term Government Income’s (JGT) share of offering costs ($1,124,270) were recorded as reductions of the proceeds from the sales of shares.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency

24

transactions, and the difference between the amounts of interest and dividends recorded on the books of a Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts
Each Fund is authorized to enter into forward foreign currency exchange contracts under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Global Government Enhanced Income (JGG) invested in futures contracts during the fiscal year ended December 31, 2008. There were no futures contracts outstanding as of December 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Interest Rate Swap Transactions
Each Fund is authorized to enter into interest rate swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal).

Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognizes in unrealized gain or loss the daily changes in the market value of the Funds’ contractual rights and obligations under the contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Funds is reported as a realized gain or loss on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense.

25

Notes to FINANCIAL STATEMENTS (continued)

Additionally, realized gains or losses are recorded upon the termination of a interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of payment obligation is based on the notional amount of the interest rate swap contract.

Entering into interest rate swap contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to an interest rate swap contract, the Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the counterparty to an interest rate swap will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the interest rate swap contracts. Global Government Enhanced Income (JGG) entered into interest rate swap transactions during the fiscal year ended December 31, 2008.

Options Transactions
Each Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Market and Credit Risk
In the normal course of business each Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of a Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when a Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker
On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates (“Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in

26

the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds expect to file claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized in “Due from broker” on the Statement of Assets and Liabilities and “Net realized gain (loss)” on the Statement of Operations.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,194 from Lehman. In light of the bankruptcy filing of Lehman, the extent of recovery of such receivable is in question. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the sub-adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records, there has been no effect on the Fund’s net asset value.

Multi-Currency Short-Term Government Income (JGT) has $1,155,000 in “Cash in other banks” on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changers for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Funds’ investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

27

Notes to FINANCIAL STATEMENTS (continued)

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments	$18,272,079	$144,902,004	$—	$163,174,083
Derivatives*	—	4,814,282	—	4,814,282
Options and swaptions written	—	(895,434)	—	(895,434)

Total	$18,272,079	$148,820,852	$—	$167,092,931

Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments	$13,725,145	$672,145,935	$8,000,000	$693,871,080
Derivatives*	—	24,316,189	—	24,316,189
Options and swaptions written	—	(1,965,250)	—	(1,965,250)

Total	$13,725,145	$694,496,874	$8,000,000	$716,222,019

*	Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forwards and swap contracts. See Investments in Derivatives in the Portfolio of Investments.

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Global Government	Multi-Currency Short-Term
	Enhanced Income (JGG)	Government Income (JGT)
	Level 3	Level 3
	Investments	Investments
Balance at beginning of year	$1,546	$—
Gains (losses):
Net realized gains (losses)	(1,546)	—
Net change in unrealized appreciation (depreciation)	—	—
Net purchases at cost (sales at proceeds)	—	8,000,000
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—

Balance at end of year	$—	$8,000,000

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations for Multi-Currency Short-Term Government Income (JGT) includes $0 of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Fund Shares
On July 30, 2008, the Funds’ Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares.

Transactions in Fund shares were as follows:

	Global Government Enhanced		Multi-Currency Short-Term
	Income (JGG)		Government Income (JGT)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/08	12/31/07	12/31/08	12/31/07
Shares sold	$—	$—	$—	$44,300,000
Shares issued to shareholders due to reinvestment of distributions	—	60,808	—	162,553
Shares repurchased	(25,900)	—	(271,500)	—

	(25,900)	60,808	(271,500)	44,462,553

Weighted average price per share repurchased	$14.54	$—	$11.96	$—
Weighted average discount per share repurchased	17.24%	—	25.50%	—

28

4.	Investment Transactions
Purchases and sales (including maturities but excluding put options, call options written, put swaptions written, call swaptions written, short-term investments and derivative transactions) for the fiscal year ended December 31, 2008, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Purchases:
Investment securities	$48,694,837	$279,464,508
U.S. Government and agency obligations	25,690,142	18,015,943
Sales and maturities:
Investment securities	61,508,385	189,380,115
U.S. Government and agency obligations	1,200,000	—

Transactions in call options written for the fiscal year ended December 31, 2008, were as follows:

	Global Government Enhanced		Multi-Currency Short-Term Government
	Income (JGG)		Income (JGT)
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Outstanding, beginning of period	—	$—	—	$—
Call options written	2	348,149	2	2,327,331
Call options terminated in closing purchase transactions	—	—	—	—
Call options expired	—	—	(1)	(375,744)

Outstanding, end of period	2	$348,149	1	$1,951,587

Transactions in call and put swaptions written for Global Government Enhanced Income (JGG) for the fiscal year ended December 31, 2008, were as follows:

	Global Government Enhanced
	Income (JGG)
	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	5	$368,273
Call Swaptions written	24	3,271,695
Call Swaptions terminated in closing purchase transactions	(14)	(1,729,695)
Call Swaptions expired	(13)	(1,154,573)

Outstanding, end of period	2	$755,700

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments (excluding call options written, put swaptions written and call swaptions written) was as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Cost of investments	$162,827,461	$740,537,110

29

Notes to FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written, put swaptions written and call swaptions written) at December 31, 2008, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Gross unrealized:
Appreciation	$2,853,224	$2,702,772
Depreciation	(2,506,602)	(49,368,802)

Net unrealized appreciation (depreciation) of investments	$346,622	$(46,666,030)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Funds’ tax year end, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Undistributed net ordinary income *	$ —	$—
Undistributed net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2008	(JGG)	(JGT)
Distributions from net ordinary income **	$7,621,795	$52,281,556
Distributions from net long-term capital gains ***	—	1,027,862
Tax return of capital	7,203,774	23,529,647

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2007	(JGG)	(JGT)*
Distributions from net ordinary income **	$11,346,445	$66,167,565
Distributions from net long-term capital gains	—	3,426,814
Tax return of capital	3,742,116	—

*	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
**	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
***	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2008, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At December 31, 2008, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Expiration: December 31, 2016	$1,711,887	$40,647,162

30

Multi-Currency Short-Term Government Income (JGT) has elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Multi-Currency
Short-Term
Government
Income
(JGT)
Post-October capital losses	$21,106,171

6.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

31

Notes to FINANCIAL STATEMENTS (continued)

7. New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

32

Financial HIGHLIGHTS

33

Financial HIGHLIGHTS Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
			Realized/
	Beginning	Net	Unrealized		Net					Ending	Ending
	Net Asset	Investment	Gain		Investment	Capital	Tax Return		Offering	Net Asset	Market
	Value	Income(a)	(Loss)(b)	Total	Income	Gains	of Capital	Total	Costs	Value	Value
Global Government Enhanced Income (JGG)

Year Ended 12/31:
2008	$18.57	$.79	$.23	$1.02	$(0.82)	$—	$(0.77)	$(1.59)	$—	$18.00	$15.93
2007	19.48	.77	(.06)	0.71	(1.21)	(0.01)	(.40)	(1.62)	—	18.57	16.36
2006(c)	19.10	.38	.72	1.10	(.68)	—	—	(.68)	(.04)	19.48	20.40

Multi-Currency Short-Term Government Income (JGT)

Year Ended 12/31:
2008	19.31	1.07	(2.14)	(1.07)	(1.18)	(0.02)	(0.53)	(1.73)	— **	16.51	$13.90
2007(d)	19.10	.72	1.09	1.81	(0.82)	(0.75)	—	(1.57)	(.03)	19.31	16.93

34

Total Returns		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
Based	Based on		Before Credit			After Credit****
on	Net	Ending Net			Net			Net	Portfolio
Market	Asset	Assets			Investment			Investment	Turnover
Value***	Value***	(000)	Expenses		Income	Expenses		Income	Rate

7.38%	5.85%	$167,522	1.05%		4.32%	1.04%		4.32%	54%
(12.27)	3.84	173,302	.99		4.04	.99		4.04	302
5.55	5.56	180,593	1.07	*	3.79 *	1.06	*	3.79 *	—

(8.32)%	(6.01)%	729,813	1.05		5.81	1.05		5.81	38
(7.75)	9.47	858,833	1.07	*	5.40 *	1.07	*	5.40 *	205

*	Annualized.
**	Rounds to less than $.01 per share.

*** •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax year ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders	Based on	Based on
	of Record on	Market Value	Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2008	N/A	(8.32)%	(6.01)%
2007(d)	December 31	(6.97)	10.29

****	After custodian fee credit, where applicable.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008	N/A
2007(d)	$0.15

(c)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(d)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
N/A	The Fund had no retained capital gains for the tax year ended December 31, 2008.

See accompanying notes to financial statements.

35

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

36

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

37

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

38

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

39

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

40

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

41

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

43

NOTES

44

NOTES

45

NOTES

46

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, JGG and JGT repurchased 25,900 and 271,500 shares of their common stock, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) hereby designate 47.08% and 32.88% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2008.

Recent Portfolio Management Changes

On February 9, 2009, the Funds announced updated portfolio management teams. Andrew Stenwall, Chief Investment Officer of Nuveen Asset Management’s Taxable Fixed-Income team, continues in the role of lead portfolio manager for both Funds. The management team for both Funds is as set forth below:

New Management Team
Global Government Enhanced Income (JGG) Andrew J. Stenwall Wassim Abourjeili* Emmanuel Labrinos* Steven Lee
Multi-Currency Short-Term Government Income (JGT) Andrew J. Stenwall Wassim Abourjeili* Emmanuel Labrinos* Steven Lee

*	New addition to the management team.

More information on this management team is available at www.nuveen.com/cef.

47

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-G-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Multi-Currency Short-Term Government Income Fund
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund

December 31, 2008	$54,365	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$49,583	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$2,500	$0	$0	$2,500
December 31, 2007	$0	$0	$0	$0
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant’s Board of Trustees and made available to shareholders as required by applicable rules.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Asset Management (NAM) is the registrant’s investment adviser. (NAM is also referred to as the “Adviser”) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The following section provides information on the portfolio managers at the Adviser:
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Andrew J. Stenwall leads NAM’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.
Wassim Abourjeili, senior portfolio manager in structured products, is responsible for managing the asset-backed and mortgage-backed sectors for the funds. Prior to joining Nuveen Investments in 2004, he held a similar position with Banc of America Capital Management.
Emmanuel Labrinos, CFA, senior portfolio manager and trader, is a member of the credit strategies team and is responsible for trading all credit products. Prior to joining Nuveen Investments in 2005, Mr. Labrinos was with Banc of America Capital Management.
Steven Lee, FX Trading & Portfolio Manager, is responsible for FX and Derivative trading and is a member of the fund management team under Saied Simozar. He was born in South Korea and moved to the United States when he was thirteen. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED
In addition to their responsibilities for the management of the Fund, the team listed above is primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Andrew J. Stenwall	Registered Investment Company Other Pooled Investment Vehicles Other Accounts	6 0 5,359	$936.9 million 0 $487.2 million
Wassim Abourjeili	Registered Investment Company Other Pooled Investment Vehicles Other Accounts	6 0 5,353	$273.1 million** 0 $484.3 million**
Emmanuel Labrinos	Registered Investment Company	6	$374.8 million**
	Other Pooled Investment Vehicles	0	0
	Other Accounts	5,351	$484.7 million**
Steven Lee	Registered Investment Company Other Pooled Investment Vehicles Other Accounts	1 0 5,350	$730.0 million 0 $484.2 million

*	Assets are as of December 31, 2008. None of the assets are subject to an advisory fee based on performance.
**	Assets are as of February 27, 2009. None of the assets are subject to an advisory fee based on performance.
Material Conflicts of Interest. NAM’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and orders placed on behalf of the Fund. NAM has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Salary and Cash Bonus. In addition to a salary, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, evaluations and determinations made by the chief executive officer and president of the parent company, Nuveen Investments. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team’s effectiveness in communicating investment performance to shareholders and their representatives and the team’s contribution to the investment adviser’s investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.
Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.
Item 8 (a)(4). OWNERSHIP OF JGG SECURITIES AS OF DECEMBER 31, 2008.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Stenwall	X
Abourjeili	X
Labrinos	X
Lee	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
AUGUST 7-31, 2008	0		0	4,445,000
SEPTEMBER 1-30, 2008	0		0	4,445,000
OCTOBER 1-31, 2008	107,000	$12.78	107,000	4,338,000
NOVEMBER 1-30, 2008	132,300	$11.41	132,300	4,205,700
DECEMBER 1-31, 2008	32,200	$11.49	32,200	4,173,500
TOTAL	271,500

*	The registrant’s repurchase program, which authorized the repurchase of 4,445,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2009